# RADIANT OIL & GAS

## ENSMINGER PROJECT
## ESTIMATED FUTURE RESERVES
## AND INCOME
## AS OF DECEMBER 31, 2010

**FLAT PRICES**

RALPH E. DAVIS ASSOCIATES, INC.
HOUSTON, TEXAS

# TABLE OF CONTENTS

# RADIANT OIL & GAS
# ENSMINGER PROJECT

## TABLE OF CONTENTS

**DISCUSSION**

- RESERVES LETTER
- QUALIFICATIONS
- RESERVES DEFINITIONS – SEC

**ONELINE**

- SORTED BY RESERVE CATEGORY

**RESERVE SUMMARIES**

- GRAND TOTAL
- PROVED UNDEVELOPED
- PROVED UNDEVELOPED BEHIND PIPE

**WELL ECONOMICS**

- PROVED UNDEVELOPED – NO. 68 SAND
- PROVED UNDEVELOPED BEHIND PIPE – NO. 69 SAND

# ENGINEERING LETTER

RALPH E. DAVIS
ASSOCIATES, INC.

April 1, 2011

Radiant Oil & Gas, Inc.
9700 Richmond Avenue, Suite 124
Houston, Texas 77042

Gentlemen:

At your request, Ralph E. Davis Associates, Inc. (Davis) has prepared an estimate of the oil and natural gas reserves on specific leaseholds which Radiant Oil & Gas, Inc. (Radiant) has interests. This report presents our estimate of proved undeveloped reserves anticipated to be produced from these leaseholds as of December 31, 2010. The subject property is located in South Jeanerette Field in St. Mary Parish, Louisiana.

Davis has reviewed 100% of Radiant's proved undeveloped properties located in the South Jeanerette Field in St. Mary Parish, Louisiana. It is our opinion that these properties represent all of Radiant's oil and gas assets that may be classified as proved undeveloped as per the Securities Exchange Commission directives as detailed later in this report.

We have prepared estimates of the reserves, future production and income attributable to the subject interests with an effective date of December 31, 2010. The reserves associated with this review have been classified in accordance with the definitions of the Securities and Exchange Commission as found in Part 210—Form and Content of and Requirements for Financial Statements, Securities Act of 1933, Securities Exchange Act of 1934, Public Utility Holding Company Act of 1935, Investment Company Act of 1940, Investment Advisers Act of 1940, and Energy Policy and Conservation Act of 1975, under Rules of General Application § 210.4-10 Financial accounting and reporting for oil and gas producing activities pursuant to the Federal securities laws and the Energy Policy and Conservation Act of 1975. A summation of these definitions is included as a portion of this letter.

1717 St. James Place, Suite 460 Houston, Texas 77056 Office 713-622-8955 Fax 713-626-3664 www.ralphedavis.com

We have estimated the future net revenue and discounted present value associated with these reserves as of December 31, 2010, utilizing a scenario of non-escalated product prices as well as non-escalated costs of operations, i.e., prices and costs were not escalated above current values as detailed later in this report. The present value is presented for your information and should not be construed as an estimate of the fair market value.

The results of our study are summarized as follows:

**Estimated Net Reserves and Income Data**
**Certain Leasehold and Royalty Interests of**
**Radiant Oil & Gas Inc.**
**As of December 31, 2010**

| | PROVED | | |
|---|---|---|---|
| | Undeveloped | Undeveloped Behind Pipe | Total |
| Net Reserves | | | |
| Oil/Condensate-MBbls | 15 | 2 | 17 |
| Gas-MMCF | 1,005 | 109 | 1,114 |
| Income Data (M$) | | | |
| Future Gross Revenue | $ 5,600 | $ 608 | $ 6,208 |
| Ad Val & Severance Taxes | $ 250 | $ 27 | $ 277 |
| Operating Costs | $ 62 | $ 33 | $ 95 |
| Capital Costs | $ 242 | $ 8 | $ 250 |
| Future Net Income (FNI) | $ 5,046 | $ 540 | $ 5,586 |
| FNI @ 10% | $ 3,862 | $ 195 | $ 4,057 |

Liquid volumes are expressed in thousands of standard 42 gallon barrels (MBbls). Gas volumes are expressed in million cubic feet (MMCF) at the official temperature and pressure bases where the gas reserves are located.

## DISCUSSION

Radiant plans to drill the replacement well, the Ensminger No. 3, to 15,200 feet (TVD) to the over pressured Planulina section and offset the original Ensminger well by 800 feet. There was previous production of 3,265 MMcf and 49,049 Bbls from the No. 69 Sand before Exxon abandoned the completion to recomplete to the No. 68 Sand. The well was producing 2 MMcf/d at the time the completion was abandoned. While attempting the recompletion they experienced numerous mechanical problems causing the casing to collapse which resulted in the loss of the well.

This report reflects the initial completion in the Ensminger No. 3 to the No. 68 Sand with a recompletion to the No. 69 Sand. Initial rates for the completions are 12 and 3 MMcf/d respectively.

## METHOD OF APPRAISAL

The properties have been evaluated on the basis of future net cash flow, which is defined as the amount of future net income, which will accrue to the appraised interest by operating the properties to the estimated limit of profitable operation. The future net cash flow has been discounted at an annual effective rate of ten percent as the primary discount rate for this study. The future net cash flow has also been discounted at various other rates, as shown on the schedules. The discounted values shown are for your information and should not be construed as our estimate of fair market value.

## RESERVE DETERMINATION

The reserves presented in this report have been estimated using engineering and geological methods widely accepted in the industry. In general, these estimates were made using performance methods that utilize extrapolations of various historical data including, but not limited to, oil, gas and water production and pressure history. For the behind pipe reserves and undeveloped reserves, estimates were made using volumetric methods or by analogy to wells within each respective field and reservoir.

Future production rates may be subject to regulation by various governmental agencies, changes in market demand or other factors; consequently, actual producing rates may differ materially from volumes predicted.

## ECONOMIC PARAMETERS

**Prices** – At your request we used the 2010 Year-End Benchmark Oil and Gas Prices (Average of the previous 12 months' first-day-of-the month prices) in accordance with the new SEC pricing guidelines. These prices were held constant for the life of the project

| | |
|---|---|
| Crude Oil | $ 79.43 per barrel |
| Natural Gas | $ 4.38 per MMbtu. |

**Costs** – Operating costs for the well in this report were provided by Radiant and were held constant for the life of the project. No provision has been made for the value of salvable equipment or the leases at abandonment, nor were costs included to properly plug and abandon the wells.

## GENERAL

No consideration has been given to Radiant's corporate overhead, income taxes, depletion, depreciation or any other indirect costs.

Titles to the evaluated properties have not been examined by Ralph E. Davis Associates, Inc., nor has the actual degree or type of interest owned been independently confirmed. The data used in our evaluation were obtained from Radiant or from public information sources. A field inspection of the properties was not made.

The reliability of any reserve estimate is a function of the quality of available information and of engineering interpretation and judgment. In our opinion, the reserve estimates presented herein were made in accordance with generally accepted engineering and evaluation principles consistently applied, and are believed to be reasonable. These reserves should be accepted with the understanding that additional activity or additional information subsequent to the effective date of this report might require revision to those reserve estimates.

Neither Ralph E. Davis Associates, Inc. nor any of its employees have any interest in the subject properties and neither the employment to make this study nor the compensation is contingent on its estimates of reserves and future income for the subject properties.

This report was prepared for the exclusive use of Radiant Oil & Gas, Inc. The data and work papers used in preparing this report are available for examination by authorized parties in our offices.

It has been a privilege to perform this study for you. Please contact us if we can be of further service in this or other matters.

Very truly yours,

RALPH E. DAVIS ASSOCIATES, INC.

Allen L. Kelley
Vice President

RALPH E. DAVIS
ASSOCIATES, INC.

# CERTIFICATE OF QUALIFICATION

I, Allen L. Kelley, Petroleum Geologist, of 1717 St. James Place, Suite 460, Houston, Texas 77056 hereby certify:

1. I am an employee of Ralph E. Davis Associates, Inc., which prepared an audit of the oil and gas properties of Radiant Oil & Gas, Inc. The properties are located in the St. Mary parish, Louisiana.

2. I do not have, nor do I expect to receive, any direct or indirect interest in the securities of Jurasin Oil & Gas, Inc. or any affiliated company.

3. I attended Texas Tech University, Lubbock, Texas and I graduated with a Bachelor of Science Degree in Geology in 1980. I have in excess of thirty years' experience in the Petroleum Industry of which twenty eight plus years experience are in the conduct of evaluation and engineering studies relating to both Domestic and International oil and gas fields.

4. I am a member in good standing of the following professional organizations: The American Association of Petroleum Geologists, The Houston Geological Society and The Society of Petroleum Engineers. I am also a member of the Potential Gas Committee and have held various positions on the committee including Vice President Eastern Region as well as Chairman of both the Gulf Coast and Atlantic Committees.

Allen L. Kelley
Vice President
Ralph E. Davis Associates, Inc.

## SECURITIES AND EXCHANGE COMMISSION
## DEFINITIONS OF RESERVES

The following information is taken from the United States Securities and Exchange Commission:

*PART 210—FORM AND CONTENT OF AND REQUIREMENTS FOR FINANCIAL STATEMENTS, SECURITIES ACT OF 1933, SECURITIES EXCHANGE ACT OF 1934, PUBLIC UTILITY HOLDING COMPANY ACT OF 1935, INVESTMENT COMPANY ACT OF 1940, INVESTMENT ADVISERS ACT OF 1940, AND ENERGY POLICY AND CONSERVATION ACT OF 1975*

***Rules of General Application***
***§ 210.4-10 Financial accounting and reporting for oil and gas producing activities pursuant to the Federal securities laws and the Energy Policy and Conservation Act of 1975.***

### Reserves
Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir (*i.e.*, absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (*i.e.*, potentially recoverable resources from undiscovered accumulations).

### Proved Oil and Gas Reserves
Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i) The area of the reservoir considered as proved includes:
(A) The area identified by drilling and limited by fluid contacts, if any, and
(B) Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii) In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii) Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv) Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:
(A) Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B) The project has been approved for development by all necessary parties and entities, including governmental entities.

(v) Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

*Reasonable certainty*. If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

*Reliable technology*. Reliable technology is a grouping of one or more technologies (including computational methods) that has been field tested and has been demonstrated to provide reasonably certain results with consistency and repeatability in the formation being evaluated or in an analogous formation.

## Probable Reserves

Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.

(i) When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.

(ii) Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.

(iii) Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves.

## Possible Reserves

Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.

(i) When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.

(ii) Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.

(iii) Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.
(iv) The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.

(v) Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.

(vi) Pursuant to paragraph (a)(22)(iii) of this section, where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.

## Developed Oil and Gas Reserves

Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

(i) Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

(ii) Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

## Undeveloped Oil and Gas Reserves

Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i) Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii) Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

(iii) Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a)(2) of this section, or by other evidence using reliable technology establishing reasonable certainty.

Additional Definitions:

## Deterministic Estimate

The method of estimating reserves or resources is called deterministic when a single value for each parameter (from the geoscience, engineering, or economic data) in the reserves calculation is used in the reserves estimation procedure.

## Probabilistic Estimate

The method of estimation of reserves or resources is called probabilistic when the full range of values that could reasonably occur for each unknown parameter (from the geoscience and engineering data) is used to generate a full range of possible outcomes and their associated probabilities of occurrence.

## Reasonable Certainty

If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

# ONELINE
# SORTED BY RESERVE CATEGORY

# RADIANT OIL & GAS

## ENSMINGER PROJECT

**EFFECTIVE AS OF DECEMBER 31. 2010**

**SORTED BY RESERVE CATEGORY/LEASE**

**FLAT PRICES**

| LEASE | RESERVOIR | OPERATOR | MAJ | RES CAT | LIFE INDEX (YRS) | GROSS OIL (BBLS) | GROSS GAS (MCF) | NET OIL (BBLS) | NET GAS (MCF) | NET SALES ($) | SEV TAX ($) | OP COST ($) | CAPITAL INVEST ($) | CASH FLOW ($) | DISC @ 10% ($) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ENSMINGER NO. 3 | NO 68 SAND | RADIANT | GAS | PUD | 9.3 | 274,549 | 18,303,272 | 15,077 | 1,005,162 | 5,600,209 | 250,216 | 62,145 | 242,250 | 5,045,598 | 3,862,458 |
| ENSMINGER NO. 3 | NO 69 SAND | RADIANT | GAS | PUDBP | 13.9 | 29,505 | 1,967,000 | 1,636 | 109,055 | 607,816 | 27,157 | 32,987 | 7,650 | 540,022 | 195,409 |
| | | | | | **TOTAL** | **304,054** | **20,270,272** | **16,713** | **1,114,217** | **6,208,025** | **277,373** | **95,132** | **249,900** | **5,585,620** | **4,057,867** |

# RESERVE SUMMARY

RADIANT OIL & GAS
GRAND TOTAL

DATE : 04/01/2011
TIME : 09:35:28
DBS : DEMO
SETTINGS : SETDATA
SCENARIO : RED0308

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2011

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2011 | 37.800 | 2520.000 | 1.947 | 129.782 | 79.430 | 4.380 | 154.629 | 568.446 | 723.076 |
| 12-2012 | 64.800 | 4320.000 | 3.594 | 239.598 | 79.430 | 4.380 | 285.469 | 1049.439 | 1334.908 |
| 12-2013 | 64.800 | 4320.000 | 3.594 | 239.598 | 79.430 | 4.380 | 285.469 | 1049.439 | 1334.908 |
| 12-2014 | 48.958 | 3263.841 | 2.715 | 181.021 | 79.430 | 4.380 | 215.677 | 792.871 | 1008.548 |
| 12-2015 | 27.150 | 1809.986 | 1.506 | 100.386 | 79.430 | 4.380 | 119.605 | 439.692 | 559.297 |
| 12-2016 | 15.056 | 1003.740 | 0.835 | 55.670 | 79.430 | 4.380 | 66.328 | 243.834 | 310.162 |
| 12-2017 | 8.349 | 556.631 | 0.463 | 30.872 | 79.430 | 4.380 | 36.783 | 135.220 | 172.003 |
| 12-2018 | 4.630 | 308.684 | 0.257 | 17.120 | 79.430 | 4.380 | 20.398 | 74.987 | 95.385 |
| 12-2019 | 2.568 | 171.183 | 0.142 | 9.494 | 79.430 | 4.380 | 11.312 | 41.585 | 52.897 |
| 12-2020 | 10.591 | 706.053 | 0.587 | 39.159 | 79.430 | 4.380 | 46.657 | 171.518 | 218.175 |
| 12-2021 | 8.824 | 588.265 | 0.489 | 32.627 | 79.430 | 4.380 | 38.873 | 142.905 | 181.778 |
| 12-2022 | 5.383 | 358.893 | 0.299 | 19.905 | 79.430 | 4.380 | 23.716 | 87.184 | 110.900 |
| 12-2023 | 3.284 | 218.956 | 0.182 | 12.144 | 79.430 | 4.380 | 14.469 | 53.190 | 67.659 |
| 12-2024 | 1.861 | 124.040 | 0.103 | 6.880 | 79.430 | 4.380 | 8.197 | 30.132 | 38.329 |
| 12-2025 | | | | | | | | | |
| S TOT | 304.054 | 20270.271 | 16.714 | 1114.257 | 79.430 | 4.380 | 1327.581 | 4880.444 | 6208.026 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 304.054 | 20270.271 | 16.714 | 1114.257 | 79.430 | 4.380 | 1327.581 | 4880.444 | 6208.026 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2011 | 0.000 | 32.307 | 3.829 | 0.000 | 0.000 | 242.250 | 444.690 | 444.690 | 408.572 |
| 12-2012 | 0.000 | 59.643 | 7.069 | 0.000 | 0.000 | 0.000 | 1268.196 | 1712.886 | 1508.237 |
| 12-2013 | 0.000 | 59.643 | 7.069 | 0.000 | 0.000 | 0.000 | 1268.196 | 2981.082 | 2507.933 |
| 12-2014 | 0.000 | 45.062 | 7.069 | 0.000 | 0.000 | 0.000 | 956.418 | 3937.500 | 3196.515 |
| 12-2015 | 0.000 | 24.989 | 7.069 | 0.000 | 0.000 | 0.000 | 527.240 | 4464.739 | 3541.608 |
| 12-2016 | 0.000 | 13.858 | 7.069 | 0.000 | 0.000 | 0.000 | 289.236 | 4753.975 | 3713.719 |
| 12-2017 | 0.000 | 7.685 | 7.069 | 0.000 | 0.000 | 0.000 | 157.249 | 4911.224 | 3798.792 |
| 12-2018 | 0.000 | 4.262 | 7.069 | 0.000 | 0.000 | 0.000 | 84.055 | 4995.278 | 3840.140 |
| 12-2019 | 0.000 | 2.363 | 7.069 | 0.000 | 0.000 | 0.000 | 43.465 | 5038.743 | 3859.584 |
| 12-2020 | 0.000 | 9.748 | 7.069 | 0.000 | 0.000 | 7.650 | 193.708 | 5232.452 | 3937.198 |
| 12-2021 | 0.000 | 8.122 | 7.069 | 0.000 | 0.000 | 0.000 | 166.587 | 5399.039 | 3998.707 |
| 12-2022 | 0.000 | 4.955 | 7.069 | 0.000 | 0.000 | 0.000 | 98.877 | 5497.916 | 4031.900 |
| 12-2023 | 0.000 | 3.023 | 7.069 | 0.000 | 0.000 | 0.000 | 57.567 | 5555.483 | 4049.472 |
| 12-2024 | 0.000 | 1.713 | 6.480 | 0.000 | 0.000 | 0.000 | 30.137 | 5585.620 | 4057.867 |
| 12-2025 | | | | | | | | | |
| S TOT | 0.000 | 277.373 | 95.132 | 0.000 | 0.000 | 249.900 | 5585.620 | 5585.620 | 4057.867 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 5585.620 | 4057.867 |
| TOTAL | 0.000 | 277.373 | 95.132 | 0.000 | 0.000 | 249.900 | 5585.620 | 5585.620 | 4057.867 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 0.0 | 2.0 |
| GROSS ULT., MB & MMF | 304.054 | 20270.271 |
| GROSS CUM., MB & MMF | 0.000 | 0.000 |
| GROSS RES., MB & MMF | 304.054 | 20270.271 |
| NET RES., MB & MMF | 16.714 | 1114.257 |
| NET REVENUE, M$ | 1327.581 | 4880.443 |
| INITIAL PRICE, $ | 79.430 | 4.380 |
| INITIAL N.I., PCT. | 5.150 | 5.150 |

| | |
|---|---|
| LIFE, YRS. | 13.92 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 0.35 |
| DISCOUNTED PAYOUT, YRS. | 0.36 |
| UNDISCOUNTED NET/INVEST. | 23.35 |
| DISCOUNTED NET/INVEST. | 18.20 |
| RATE-OF-RETURN, PCT. | 100.00 |
| INITIAL W.I., PCT. | 6.626 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 4708.616 |
| 10.00 | 4057.867 |
| 15.00 | 3557.103 |
| 20.00 | 3160.264 |
| 25.00 | 2838.226 |
| 30.00 | 2571.780 |
| 40.00 | 2156.963 |
| 60.00 | 1613.228 |
| 80.00 | 1275.452 |
| 100.00 | 1047.319 |

SUMMARY
PROVED UNDEVELOPED

DATE : 04/01/2011
TIME : 09:35:28
DBS : DEMO
SETTINGS : SETDATA
SCENARIO : RED0308

## R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2011

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2011 | 37.800 | 2520.000 | 1.947 | 129.782 | 79.430 | 4.380 | 154.629 | 568.446 | 723.076 |
| 12-2012 | 64.800 | 4320.000 | 3.594 | 239.598 | 79.430 | 4.380 | 285.469 | 1049.439 | 1334.908 |
| 12-2013 | 64.800 | 4320.000 | 3.594 | 239.598 | 79.430 | 4.380 | 285.469 | 1049.439 | 1334.908 |
| 12-2014 | 48.958 | 3263.841 | 2.715 | 181.021 | 79.430 | 4.380 | 215.677 | 792.871 | 1008.548 |
| 12-2015 | 27.150 | 1809.986 | 1.506 | 100.386 | 79.430 | 4.380 | 119.605 | 439.692 | 559.297 |
| 12-2016 | 15.056 | 1003.740 | 0.835 | 55.670 | 79.430 | 4.380 | 66.328 | 243.834 | 310.162 |
| 12-2017 | 8.349 | 556.631 | 0.463 | 30.872 | 79.430 | 4.380 | 36.783 | 135.220 | 172.003 |
| 12-2018 | 4.630 | 308.684 | 0.257 | 17.120 | 79.430 | 4.380 | 20.398 | 74.987 | 95.385 |
| 12-2019 | 2.568 | 171.183 | 0.142 | 9.494 | 79.430 | 4.380 | 11.312 | 41.585 | 52.897 |
| 12-2020 | 0.438 | 29.207 | 0.024 | 1.620 | 79.430 | 4.380 | 1.930 | 7.095 | 9.025 |
| 12-2021 | | | | | | | | | |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| S TOT | 274.549 | 18303.271 | 15.077 | 1005.162 | 79.430 | 4.380 | 1197.600 | 4402.608 | 5600.209 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 274.549 | 18303.271 | 15.077 | 1005.162 | 79.430 | 4.380 | 1197.600 | 4402.608 | 5600.209 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2011 | 0.000 | 32.307 | 3.829 | 0.000 | 0.000 | 242.250 | 444.690 | 444.690 | 408.572 |
| 12-2012 | 0.000 | 59.643 | 7.069 | 0.000 | 0.000 | 0.000 | 1268.196 | 1712.886 | 1508.237 |
| 12-2013 | 0.000 | 59.643 | 7.069 | 0.000 | 0.000 | 0.000 | 1268.196 | 2981.082 | 2507.933 |
| 12-2014 | 0.000 | 45.062 | 7.069 | 0.000 | 0.000 | 0.000 | 956.418 | 3937.500 | 3196.515 |
| 12-2015 | 0.000 | 24.989 | 7.069 | 0.000 | 0.000 | 0.000 | 527.240 | 4464.739 | 3541.608 |
| 12-2016 | 0.000 | 13.858 | 7.069 | 0.000 | 0.000 | 0.000 | 289.236 | 4753.975 | 3713.719 |
| 12-2017 | 0.000 | 7.685 | 7.069 | 0.000 | 0.000 | 0.000 | 157.249 | 4911.224 | 3798.792 |
| 12-2018 | 0.000 | 4.262 | 7.069 | 0.000 | 0.000 | 0.000 | 84.055 | 4995.278 | 3840.140 |
| 12-2019 | 0.000 | 2.363 | 7.069 | 0.000 | 0.000 | 0.000 | 43.465 | 5038.743 | 3859.584 |
| 12-2020 | 0.000 | 0.403 | 1.767 | 0.000 | 0.000 | 0.000 | 6.855 | 5045.598 | 3862.458 |
| 12-2021 | | | | | | | | | |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| S TOT | 0.000 | 250.216 | 62.145 | 0.000 | 0.000 | 242.250 | 5045.598 | 5045.598 | 3862.458 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 5045.598 | 3862.458 |
| TOTAL | 0.000 | 250.216 | 62.145 | 0.000 | 0.000 | 242.250 | 5045.598 | 5045.598 | 3862.458 |

| | OIL | GAS | | | P.W. % | P.W., M$ |
|---|---|---|---|---|---|---|
| GROSS WELLS | 0.0 | 1.0 | LIFE, YRS. | 9.25 | 5.00 | 4388.142 |
| GROSS ULT., MB & MMF | 274.549 | 18303.271 | DISCOUNT % | 10.00 | 10.00 | 3862.458 |
| GROSS CUM., MB & MMF | 0.000 | 0.000 | UNDISCOUNTED PAYOUT, YRS. | 0.35 | 15.00 | 3435.003 |
| GROSS RES., MB & MMF | 274.549 | 18303.271 | DISCOUNTED PAYOUT, YRS. | 0.36 | 20.00 | 3082.261 |
| NET RES., MB & MMF | 15.077 | 1005.162 | UNDISCOUNTED NET/INVEST. | 21.83 | 25.00 | 2787.378 |
| NET REVENUE, M$ | 1197.600 | 4402.608 | DISCOUNTED NET/INVEST. | 17.59 | 30.00 | 2538.017 |
| INITIAL PRICE, $ | 79.430 | 4.380 | RATE-OF-RETURN, PCT. | 100.00 | 40.00 | 2141.323 |
| INITIAL N.I., PCT. | 5.150 | 5.150 | INITIAL W.I., PCT. | 6.375 | 60.00 | 1609.270 |
| | | | | | 80.00 | 1274.260 |
| | | | | | 100.00 | 1046.909 |

SUMMARY
PROVED UNDEV BEHIND PIPE

DATE : 04/01/2011
TIME : 09:35:28
DBS : DEMO
SETTINGS : SETDATA
SCENARIO : RED0308

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2011

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2011 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2012 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2013 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2014 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2015 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2016 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2017 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2018 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2019 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2020 | 10.153 | 676.846 | 0.563 | 37.540 | 79.430 | 4.380 | 44.727 | 164.423 | 209.150 |
| 12-2021 | 8.824 | 588.265 | 0.489 | 32.627 | 79.430 | 4.380 | 38.873 | 142.905 | 181.778 |
| 12-2022 | 5.383 | 358.893 | 0.299 | 19.905 | 79.430 | 4.380 | 23.716 | 87.184 | 110.900 |
| 12-2023 | 3.284 | 218.956 | 0.182 | 12.144 | 79.430 | 4.380 | 14.469 | 53.190 | 67.659 |
| 12-2024 | 1.861 | 124.040 | 0.103 | 6.880 | 79.430 | 4.380 | 8.197 | 30.132 | 38.329 |
| 12-2025 | | | | | | | | | |
| S TOT | 29.505 | 1967.000 | 1.636 | 109.095 | 79.430 | 4.380 | 129.981 | 477.835 | 607.816 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 29.505 | 1967.000 | 1.636 | 109.095 | 79.430 | 4.380 | 129.981 | 477.835 | 607.816 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2011 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2012 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2013 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2014 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2015 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2016 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2017 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2018 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2019 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2020 | 0.000 | 9.345 | 5.301 | 0.000 | 0.000 | 7.650 | 186.854 | 186.854 | 74.740 |
| 12-2021 | 0.000 | 8.122 | 7.069 | 0.000 | 0.000 | 0.000 | 166.587 | 353.441 | 136.249 |
| 12-2022 | 0.000 | 4.955 | 7.069 | 0.000 | 0.000 | 0.000 | 98.877 | 452.318 | 169.442 |
| 12-2023 | 0.000 | 3.023 | 7.069 | 0.000 | 0.000 | 0.000 | 57.567 | 509.885 | 187.014 |
| 12-2024 | 0.000 | 1.713 | 6.480 | 0.000 | 0.000 | 0.000 | 30.137 | 540.022 | 195.409 |
| 12-2025 | | | | | | | | | |
| S TOT | 0.000 | 27.157 | 32.987 | 0.000 | 0.000 | 7.650 | 540.022 | 540.022 | 195.409 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 540.022 | 195.409 |
| TOTAL | 0.000 | 27.157 | 32.987 | 0.000 | 0.000 | 7.650 | 540.022 | 540.022 | 195.409 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 0.0 | 1.0 |
| GROSS ULT., MB & MMF | 29.505 | 1967.000 |
| GROSS CUM., MB & MMF | 0.000 | 0.000 |
| GROSS RES., MB & MMF | 29.505 | 1967.000 |
| NET RES., MB & MMF | 1.636 | 109.095 |
| NET REVENUE, M$ | 129.981 | 477.835 |
| INITIAL PRICE, $ | 79.430 | 4.380 |
| INITIAL N.I., PCT. | 5.546 | 5.546 |

| | |
|---|---|
| LIFE, YRS. | 13.92 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 9.04 |
| DISCOUNTED PAYOUT, YRS. | 9.04 |
| UNDISCOUNTED NET/INVEST. | 71.59 |
| DISCOUNTED NET/INVEST. | 62.68 |
| RATE-OF-RETURN, PCT. | 100.00 |
| INITIAL W.I., PCT. | 7.650 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 320.474 |
| 10.00 | 195.409 |
| 15.00 | 122.100 |
| 20.00 | 78.003 |
| 25.00 | 50.847 |
| 30.00 | 33.762 |
| 40.00 | 15.640 |
| 60.00 | 3.958 |
| 80.00 | 1.192 |
| 100.00 | 0.410 |

# WELL ECONOMICS

RADIANT OIL & GAS
GRAND TOTAL

DATE : 04/01/2011
TIME : 09:35:28
DBS : DEMO
SETTINGS : SETDATA
SCENARIO : RED0308

# R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2011

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2011 | 37.800 | 2520.000 | 1.947 | 129.782 | 79.430 | 4.380 | 154.629 | 568.446 | 723.076 |
| 12-2012 | 64.800 | 4320.000 | 3.594 | 239.598 | 79.430 | 4.380 | 285.469 | 1049.439 | 1334.908 |
| 12-2013 | 64.800 | 4320.000 | 3.594 | 239.598 | 79.430 | 4.380 | 285.469 | 1049.439 | 1334.908 |
| 12-2014 | 48.958 | 3263.841 | 2.715 | 181.021 | 79.430 | 4.380 | 215.677 | 792.871 | 1008.548 |
| 12-2015 | 27.150 | 1809.986 | 1.506 | 100.386 | 79.430 | 4.380 | 119.605 | 439.692 | 559.297 |
| 12-2016 | 15.056 | 1003.740 | 0.835 | 55.670 | 79.430 | 4.380 | 66.328 | 243.834 | 310.162 |
| 12-2017 | 8.349 | 556.631 | 0.463 | 30.872 | 79.430 | 4.380 | 36.783 | 135.220 | 172.003 |
| 12-2018 | 4.630 | 308.684 | 0.257 | 17.120 | 79.430 | 4.380 | 20.398 | 74.987 | 95.385 |
| 12-2019 | 2.568 | 171.183 | 0.142 | 9.494 | 79.430 | 4.380 | 11.312 | 41.585 | 52.897 |
| 12-2020 | 10.591 | 706.053 | 0.587 | 39.159 | 79.430 | 4.380 | 46.657 | 171.518 | 218.175 |
| 12-2021 | 8.824 | 588.265 | 0.489 | 32.627 | 79.430 | 4.380 | 38.873 | 142.905 | 181.778 |
| 12-2022 | 5.383 | 358.893 | 0.299 | 19.905 | 79.430 | 4.380 | 23.716 | 87.184 | 110.900 |
| 12-2023 | 3.284 | 218.956 | 0.182 | 12.144 | 79.430 | 4.380 | 14.469 | 53.190 | 67.659 |
| 12-2024 | 1.861 | 124.040 | 0.103 | 6.880 | 79.430 | 4.380 | 8.197 | 30.132 | 38.329 |
| 12-2025 | | | | | | | | | |
| S TOT | 304.054 | 20270.271 | 16.714 | 1114.257 | 79.430 | 4.380 | 1327.581 | 4880.444 | 6208.026 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 304.054 | 20270.271 | 16.714 | 1114.257 | 79.430 | 4.380 | 1327.581 | 4880.444 | 6208.026 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2011 | 0.000 | 32.307 | 3.829 | 0.000 | 0.000 | 242.250 | 444.690 | 444.690 | 408.572 |
| 12-2012 | 0.000 | 59.643 | 7.069 | 0.000 | 0.000 | 0.000 | 1268.196 | 1712.886 | 1508.237 |
| 12-2013 | 0.000 | 59.643 | 7.069 | 0.000 | 0.000 | 0.000 | 1268.196 | 2981.082 | 2507.933 |
| 12-2014 | 0.000 | 45.062 | 7.069 | 0.000 | 0.000 | 0.000 | 956.418 | 3937.500 | 3196.515 |
| 12-2015 | 0.000 | 24.989 | 7.069 | 0.000 | 0.000 | 0.000 | 527.240 | 4464.739 | 3541.608 |
| 12-2016 | 0.000 | 13.858 | 7.069 | 0.000 | 0.000 | 0.000 | 289.236 | 4753.975 | 3713.719 |
| 12-2017 | 0.000 | 7.685 | 7.069 | 0.000 | 0.000 | 0.000 | 157.249 | 4911.224 | 3798.792 |
| 12-2018 | 0.000 | 4.262 | 7.069 | 0.000 | 0.000 | 0.000 | 84.055 | 4995.278 | 3840.140 |
| 12-2019 | 0.000 | 2.363 | 7.069 | 0.000 | 0.000 | 0.000 | 43.465 | 5038.743 | 3859.584 |
| 12-2020 | 0.000 | 9.748 | 7.069 | 0.000 | 0.000 | 7.650 | 193.708 | 5232.452 | 3937.198 |
| 12-2021 | 0.000 | 8.122 | 7.069 | 0.000 | 0.000 | 0.000 | 166.587 | 5399.039 | 3998.707 |
| 12-2022 | 0.000 | 4.955 | 7.069 | 0.000 | 0.000 | 0.000 | 98.877 | 5497.916 | 4031.900 |
| 12-2023 | 0.000 | 3.023 | 7.069 | 0.000 | 0.000 | 0.000 | 57.567 | 5555.483 | 4049.472 |
| 12-2024 | 0.000 | 1.713 | 6.480 | 0.000 | 0.000 | 0.000 | 30.137 | 5585.620 | 4057.867 |
| 12-2025 | | | | | | | | | |
| S TOT | 0.000 | 277.373 | 95.132 | 0.000 | 0.000 | 249.900 | 5585.620 | 5585.620 | 4057.867 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 5585.620 | 4057.867 |
| TOTAL | 0.000 | 277.373 | 95.132 | 0.000 | 0.000 | 249.900 | 5585.620 | 5585.620 | 4057.867 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 0.0 | 2.0 |
| GROSS ULT., MB & MMF | 304.054 | 20270.271 |
| GROSS CUM., MB & MMF | 0.000 | 0.000 |
| GROSS RES., MB & MMF | 304.054 | 20270.271 |
| NET RES., MB & MMF | 16.714 | 1114.257 |
| NET REVENUE, M$ | 1327.581 | 4880.443 |
| INITIAL PRICE, $ | 79.430 | 4.380 |
| INITIAL N.I., PCT. | 5.150 | 5.150 |

| | |
|---|---|
| LIFE, YRS. | 13.92 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 0.35 |
| DISCOUNTED PAYOUT, YRS. | 0.36 |
| UNDISCOUNTED NET/INVEST. | 23.35 |
| DISCOUNTED NET/INVEST. | 18.20 |
| RATE-OF-RETURN, PCT. | 100.00 |
| INITIAL W.I., PCT. | 6.626 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 4708.616 |
| 10.00 | 4057.867 |
| 15.00 | 3557.103 |
| 20.00 | 3160.264 |
| 25.00 | 2838.226 |
| 30.00 | 2571.780 |
| 40.00 | 2156.963 |
| 60.00 | 1613.228 |
| 80.00 | 1275.452 |
| 100.00 | 1047.319 |

SUMMARY
PROVED UNDEVELOPED

DATE : 04/01/2011
TIME : 09:35:28
DBS : DEMO
SETTINGS : SETDATA
SCENARIO : RED0308

## R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2011

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2011 | 37.800 | 2520.000 | 1.947 | 129.782 | 79.430 | 4.380 | 154.629 | 568.446 | 723.076 |
| 12-2012 | 64.800 | 4320.000 | 3.594 | 239.598 | 79.430 | 4.380 | 285.469 | 1049.439 | 1334.908 |
| 12-2013 | 64.800 | 4320.000 | 3.594 | 239.598 | 79.430 | 4.380 | 285.469 | 1049.439 | 1334.908 |
| 12-2014 | 48.958 | 3263.841 | 2.715 | 181.021 | 79.430 | 4.380 | 215.677 | 792.871 | 1008.548 |
| 12-2015 | 27.150 | 1809.986 | 1.506 | 100.386 | 79.430 | 4.380 | 119.605 | 439.692 | 559.297 |
| 12-2016 | 15.056 | 1003.740 | 0.835 | 55.670 | 79.430 | 4.380 | 66.328 | 243.834 | 310.162 |
| 12-2017 | 8.349 | 556.631 | 0.463 | 30.872 | 79.430 | 4.380 | 36.783 | 135.220 | 172.003 |
| 12-2018 | 4.630 | 308.684 | 0.257 | 17.120 | 79.430 | 4.380 | 20.398 | 74.987 | 95.385 |
| 12-2019 | 2.568 | 171.183 | 0.142 | 9.494 | 79.430 | 4.380 | 11.312 | 41.585 | 52.897 |
| 12-2020 | 0.438 | 29.207 | 0.024 | 1.620 | 79.430 | 4.380 | 1.930 | 7.095 | 9.025 |
| 12-2021 | | | | | | | | | |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| S TOT | 274.549 | 18303.271 | 15.077 | 1005.162 | 79.430 | 4.380 | 1197.600 | 4402.608 | 5600.209 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 274.549 | 18303.271 | 15.077 | 1005.162 | 79.430 | 4.380 | 1197.600 | 4402.608 | 5600.209 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2011 | 0.000 | 32.307 | 3.829 | 0.000 | 0.000 | 242.250 | 444.690 | 444.690 | 408.572 |
| 12-2012 | 0.000 | 59.643 | 7.069 | 0.000 | 0.000 | 0.000 | 1268.196 | 1712.886 | 1508.237 |
| 12-2013 | 0.000 | 59.643 | 7.069 | 0.000 | 0.000 | 0.000 | 1268.196 | 2981.082 | 2507.933 |
| 12-2014 | 0.000 | 45.062 | 7.069 | 0.000 | 0.000 | 0.000 | 956.418 | 3937.500 | 3196.515 |
| 12-2015 | 0.000 | 24.989 | 7.069 | 0.000 | 0.000 | 0.000 | 527.240 | 4464.739 | 3541.608 |
| 12-2016 | 0.000 | 13.858 | 7.069 | 0.000 | 0.000 | 0.000 | 289.236 | 4753.975 | 3713.719 |
| 12-2017 | 0.000 | 7.685 | 7.069 | 0.000 | 0.000 | 0.000 | 157.249 | 4911.224 | 3798.792 |
| 12-2018 | 0.000 | 4.262 | 7.069 | 0.000 | 0.000 | 0.000 | 84.055 | 4995.278 | 3840.140 |
| 12-2019 | 0.000 | 2.363 | 7.069 | 0.000 | 0.000 | 0.000 | 43.465 | 5038.743 | 3859.584 |
| 12-2020 | 0.000 | 0.403 | 1.767 | 0.000 | 0.000 | 0.000 | 6.855 | 5045.598 | 3862.458 |
| 12-2021 | | | | | | | | | |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| S TOT | 0.000 | 250.216 | 62.145 | 0.000 | 0.000 | 242.250 | 5045.598 | 5045.598 | 3862.458 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 5045.598 | 3862.458 |
| TOTAL | 0.000 | 250.216 | 62.145 | 0.000 | 0.000 | 242.250 | 5045.598 | 5045.598 | 3862.458 |

| | OIL | GAS | | | P.W. % | P.W., M$ |
|---|---|---|---|---|---|---|
| GROSS WELLS | 0.0 | 1.0 | LIFE, YRS. | 9.25 | 5.00 | 4388.142 |
| GROSS ULT., MB & MMF | 274.549 | 18303.271 | DISCOUNT % | 10.00 | 10.00 | 3862.458 |
| GROSS CUM., MB & MMF | 0.000 | 0.000 | UNDISCOUNTED PAYOUT, YRS. | 0.35 | 15.00 | 3435.003 |
| GROSS RES., MB & MMF | 274.549 | 18303.271 | DISCOUNTED PAYOUT, YRS. | 0.36 | 20.00 | 3082.261 |
| NET RES., MB & MMF | 15.077 | 1005.162 | UNDISCOUNTED NET/INVEST. | 21.83 | 25.00 | 2787.378 |
| NET REVENUE, M$ | 1197.600 | 4402.608 | DISCOUNTED NET/INVEST. | 17.59 | 30.00 | 2538.017 |
| INITIAL PRICE, $ | 79.430 | 4.380 | RATE-OF-RETURN, PCT. | 100.00 | 40.00 | 2141.323 |
| INITIAL N.I., PCT. | 5.150 | 5.150 | INITIAL W.I., PCT. | 6.375 | 60.00 | 1609.270 |
| | | | | | 80.00 | 1274.260 |
| | | | | | 100.00 | 1046.909 |

ENSMINGER NO 3
RESERVOIR: NO 68 SAND
ST MARY , LA
ENSMINGER PROJECT
3-PUD

DATE : 04/01/2011
TIME : 09:35:27
DBS : DEMO
SETTINGS : SETDATA
SCENARIO : RED0308

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2011

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2011 | 37.800 | 2520.000 | 1.947 | 129.782 | 79.430 | 4.380 | 154.629 | 568.446 | 723.076 |
| 12-2012 | 64.800 | 4320.000 | 3.594 | 239.598 | 79.430 | 4.380 | 285.469 | 1049.439 | 1334.908 |
| 12-2013 | 64.800 | 4320.000 | 3.594 | 239.598 | 79.430 | 4.380 | 285.469 | 1049.439 | 1334.908 |
| 12-2014 | 48.958 | 3263.841 | 2.715 | 181.021 | 79.430 | 4.380 | 215.677 | 792.871 | 1008.548 |
| 12-2015 | 27.150 | 1809.986 | 1.506 | 100.386 | 79.430 | 4.380 | 119.605 | 439.692 | 559.297 |
| 12-2016 | 15.056 | 1003.740 | 0.835 | 55.670 | 79.430 | 4.380 | 66.328 | 243.834 | 310.162 |
| 12-2017 | 8.349 | 556.631 | 0.463 | 30.872 | 79.430 | 4.380 | 36.783 | 135.220 | 172.003 |
| 12-2018 | 4.630 | 308.684 | 0.257 | 17.120 | 79.430 | 4.380 | 20.398 | 74.987 | 95.385 |
| 12-2019 | 2.568 | 171.183 | 0.142 | 9.494 | 79.430 | 4.380 | 11.312 | 41.585 | 52.897 |
| 12-2020 | 0.438 | 29.207 | 0.024 | 1.620 | 79.430 | 4.380 | 1.930 | 7.095 | 9.025 |
| 12-2021 | | | | | | | | | |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| S TOT | 274.549 | 18303.271 | 15.077 | 1005.162 | 79.430 | 4.380 | 1197.600 | 4402.608 | 5600.209 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 274.549 | 18303.271 | 15.077 | 1005.162 | 79.430 | 4.380 | 1197.600 | 4402.608 | 5600.209 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2011 | 0.000 | 32.307 | 3.829 | 0.000 | 0.000 | 242.250 | 444.690 | 444.690 | 408.572 |
| 12-2012 | 0.000 | 59.643 | 7.069 | 0.000 | 0.000 | 0.000 | 1268.196 | 1712.886 | 1508.237 |
| 12-2013 | 0.000 | 59.643 | 7.069 | 0.000 | 0.000 | 0.000 | 1268.196 | 2981.082 | 2507.933 |
| 12-2014 | 0.000 | 45.062 | 7.069 | 0.000 | 0.000 | 0.000 | 956.418 | 3937.500 | 3196.515 |
| 12-2015 | 0.000 | 24.989 | 7.069 | 0.000 | 0.000 | 0.000 | 527.240 | 4464.739 | 3541.608 |
| 12-2016 | 0.000 | 13.858 | 7.069 | 0.000 | 0.000 | 0.000 | 289.236 | 4753.975 | 3713.719 |
| 12-2017 | 0.000 | 7.685 | 7.069 | 0.000 | 0.000 | 0.000 | 157.249 | 4911.224 | 3798.792 |
| 12-2018 | 0.000 | 4.262 | 7.069 | 0.000 | 0.000 | 0.000 | 84.055 | 4995.278 | 3840.140 |
| 12-2019 | 0.000 | 2.363 | 7.069 | 0.000 | 0.000 | 0.000 | 43.465 | 5038.743 | 3859.584 |
| 12-2020 | 0.000 | 0.403 | 1.767 | 0.000 | 0.000 | 0.000 | 6.855 | 5045.598 | 3862.458 |
| 12-2021 | | | | | | | | | |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| S TOT | 0.000 | 250.216 | 62.145 | 0.000 | 0.000 | 242.250 | 5045.598 | 5045.598 | 3862.458 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 5045.598 | 3862.458 |
| TOTAL | 0.000 | 250.216 | 62.145 | 0.000 | 0.000 | 242.250 | 5045.598 | 5045.598 | 3862.458 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 0.0 | 1.0 |
| GROSS ULT., MB & MMF | 274.549 | 18303.271 |
| GROSS CUM., MB & MMF | 0.000 | 0.000 |
| GROSS RES., MB & MMF | 274.549 | 18303.271 |
| NET RES., MB & MMF | 15.077 | 1005.162 |
| NET REVENUE, M$ | 1197.600 | 4402.608 |
| INITIAL PRICE, $ | 79.430 | 4.380 |
| INITIAL N.I., PCT. | 4.622 | 4.622 |

| | |
|---|---|
| LIFE, YRS. | 9.25 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 0.35 |
| DISCOUNTED PAYOUT, YRS. | 0.36 |
| UNDISCOUNTED NET/INVEST. | 21.83 |
| DISCOUNTED NET/INVEST. | 17.59 |
| RATE-OF-RETURN, PCT. | 100.00 |
| INITIAL W.I., PCT. | 6.375 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 4388.142 |
| 10.00 | 3862.458 |
| 15.00 | 3435.003 |
| 20.00 | 3082.261 |
| 25.00 | 2787.378 |
| 30.00 | 2538.017 |
| 40.00 | 2141.323 |
| 60.00 | 1609.270 |
| 80.00 | 1274.260 |
| 100.00 | 1046.909 |

SUMMARY
PROVED UNDEV BEHIND PIPE

DATE : 04/01/2011
TIME : 09:35:28
DBS : DEMO
SETTINGS : SETDATA
SCENARIO : RED0308

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2011

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2011 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2012 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2013 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2014 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2015 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2016 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2017 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2018 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2019 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2020 | 10.153 | 676.846 | 0.563 | 37.540 | 79.430 | 4.380 | 44.727 | 164.423 | 209.150 |
| 12-2021 | 8.824 | 588.265 | 0.489 | 32.627 | 79.430 | 4.380 | 38.873 | 142.905 | 181.778 |
| 12-2022 | 5.383 | 358.893 | 0.299 | 19.905 | 79.430 | 4.380 | 23.716 | 87.184 | 110.900 |
| 12-2023 | 3.284 | 218.956 | 0.182 | 12.144 | 79.430 | 4.380 | 14.469 | 53.190 | 67.659 |
| 12-2024 | 1.861 | 124.040 | 0.103 | 6.880 | 79.430 | 4.380 | 8.197 | 30.132 | 38.329 |
| 12-2025 | | | | | | | | | |
| S TOT | 29.505 | 1967.000 | 1.636 | 109.095 | 79.430 | 4.380 | 129.981 | 477.835 | 607.816 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 29.505 | 1967.000 | 1.636 | 109.095 | 79.430 | 4.380 | 129.981 | 477.835 | 607.816 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2011 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2012 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2013 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2014 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2015 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2016 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2017 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2018 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2019 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2020 | 0.000 | 9.345 | 5.301 | 0.000 | 0.000 | 7.650 | 186.854 | 186.854 | 74.740 |
| 12-2021 | 0.000 | 8.122 | 7.069 | 0.000 | 0.000 | 0.000 | 166.587 | 353.441 | 136.249 |
| 12-2022 | 0.000 | 4.955 | 7.069 | 0.000 | 0.000 | 0.000 | 98.877 | 452.318 | 169.442 |
| 12-2023 | 0.000 | 3.023 | 7.069 | 0.000 | 0.000 | 0.000 | 57.567 | 509.885 | 187.014 |
| 12-2024 | 0.000 | 1.713 | 6.480 | 0.000 | 0.000 | 0.000 | 30.137 | 540.022 | 195.409 |
| 12-2025 | | | | | | | | | |
| S TOT | 0.000 | 27.157 | 32.987 | 0.000 | 0.000 | 7.650 | 540.022 | 540.022 | 195.409 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 540.022 | 195.409 |
| TOTAL | 0.000 | 27.157 | 32.987 | 0.000 | 0.000 | 7.650 | 540.022 | 540.022 | 195.409 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 0.0 | 1.0 |
| GROSS ULT., MB & MMF | 29.505 | 1967.000 |
| GROSS CUM., MB & MMF | 0.000 | 0.000 |
| GROSS RES., MB & MMF | 29.505 | 1967.000 |
| NET RES., MB & MMF | 1.636 | 109.095 |
| NET REVENUE, M$ | 129.981 | 477.835 |
| INITIAL PRICE, $ | 79.430 | 4.380 |
| INITIAL N.I., PCT. | 5.546 | 5.546 |

| | |
|---|---|
| LIFE, YRS. | 13.92 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 9.04 |
| DISCOUNTED PAYOUT, YRS. | 9.04 |
| UNDISCOUNTED NET/INVEST. | 71.59 |
| DISCOUNTED NET/INVEST. | 62.68 |
| RATE-OF-RETURN, PCT. | 100.00 |
| INITIAL W.I., PCT. | 7.650 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 320.474 |
| 10.00 | 195.409 |
| 15.00 | 122.100 |
| 20.00 | 78.003 |
| 25.00 | 50.847 |
| 30.00 | 33.762 |
| 40.00 | 15.640 |
| 60.00 | 3.958 |
| 80.00 | 1.192 |
| 100.00 | 0.410 |

ENSMINGER NO 3
RESERVOIR: NO 69 SAND
ST MARY , LA
ENSMINGER PROJECT
4-PUDBP

DATE : 04/01/2011
TIME : 09:35:28
DBS : DEMO
SETTINGS : SETDATA
SCENARIO : RED0308

R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2011

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2011 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2012 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2013 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2014 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2015 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2016 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2017 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2018 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2019 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2020 | 10.153 | 676.846 | 0.563 | 37.540 | 79.430 | 4.380 | 44.727 | 164.423 | 209.150 |
| 12-2021 | 8.824 | 588.265 | 0.489 | 32.627 | 79.430 | 4.380 | 38.873 | 142.905 | 181.778 |
| 12-2022 | 5.383 | 358.893 | 0.299 | 19.905 | 79.430 | 4.380 | 23.716 | 87.184 | 110.900 |
| 12-2023 | 3.284 | 218.956 | 0.182 | 12.144 | 79.430 | 4.380 | 14.469 | 53.190 | 67.659 |
| 12-2024 | 1.861 | 124.040 | 0.103 | 6.880 | 79.430 | 4.380 | 8.197 | 30.132 | 38.329 |
| 12-2025 | | | | | | | | | |
| S TOT | 29.505 | 1967.000 | 1.636 | 109.095 | 79.430 | 4.380 | 129.981 | 477.835 | 607.816 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 29.505 | 1967.000 | 1.636 | 109.095 | 79.430 | 4.380 | 129.981 | 477.835 | 607.816 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2011 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2012 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2013 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2014 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2015 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2016 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2017 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2018 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2019 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| 12-2020 | 0.000 | 9.345 | 5.301 | 0.000 | 0.000 | 7.650 | 186.854 | 186.854 | 74.740 |
| 12-2021 | 0.000 | 8.122 | 7.069 | 0.000 | 0.000 | 0.000 | 166.587 | 353.441 | 136.249 |
| 12-2022 | 0.000 | 4.955 | 7.069 | 0.000 | 0.000 | 0.000 | 98.877 | 452.318 | 169.442 |
| 12-2023 | 0.000 | 3.023 | 7.069 | 0.000 | 0.000 | 0.000 | 57.567 | 509.885 | 187.014 |
| 12-2024 | 0.000 | 1.713 | 6.480 | 0.000 | 0.000 | 0.000 | 30.137 | 540.022 | 195.409 |
| 12-2025 | | | | | | | | | |
| S TOT | 0.000 | 27.157 | 32.987 | 0.000 | 0.000 | 7.650 | 540.022 | 540.022 | 195.409 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 540.022 | 195.409 |
| TOTAL | 0.000 | 27.157 | 32.987 | 0.000 | 0.000 | 7.650 | 540.022 | 540.022 | 195.409 |

| | OIL | GAS | | |
|---|---|---|---|---|
| GROSS WELLS | 0.0 | 1.0 | LIFE, YRS. | 13.92 |
| GROSS ULT., MB & MMF | 29.505 | 1967.000 | DISCOUNT % | 10.00 |
| GROSS CUM., MB & MMF | 0.000 | 0.000 | UNDISCOUNTED PAYOUT, YRS. | 9.04 |
| GROSS RES., MB & MMF | 29.505 | 1967.000 | DISCOUNTED PAYOUT, YRS. | 9.04 |
| NET RES., MB & MMF | 1.636 | 109.095 | UNDISCOUNTED NET/INVEST. | 71.59 |
| NET REVENUE, M$ | 129.981 | 477.835 | DISCOUNTED NET/INVEST. | 62.68 |
| INITIAL PRICE, $ | 79.430 | 4.380 | RATE-OF-RETURN, PCT. | 100.00 |
| INITIAL N.I., PCT. | 5.546 | 5.546 | INITIAL W.I., PCT. | 7.650 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 320.474 |
| 10.00 | 195.409 |
| 15.00 | 122.100 |
| 20.00 | 78.003 |
| 25.00 | 50.847 |
| 30.00 | 33.762 |
| 40.00 | 15.640 |
| 60.00 | 3.958 |
| 80.00 | 1.192 |
| 100.00 | 0.410 |